UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 18, 2014
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Prothena Corporation plc
(Exact Name of Registrant as Specified in its Charter)
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Ireland	001-35676	98-1111119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Gateway Boulevard
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (650) 837-8550
(Former Name or Former Address, if Changed Since Last Report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 18, 2014, Prothena Corporation plc (the “Company”) announced that an abstract reviewing interim clinical data from the Company’s ongoing Phase 1 study of NEOD001 in patients with immunoglobulin light chain (AL) amyloidosis and persistent organ dysfunction has been accepted for presentation at the XIVth International Symposium on Amyloidosis in Indianapolis, Indiana on April 29, 2014. The press release regarding such announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 18, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2014	PROTHENA CORPORATION PLC

	By:	/s/ Dale B. Schenk
	Name:	Dale B. Schenk
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated March 18, 2014.